Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     n connection with the Annual Report of Pike Electric Corporation (the “Company”) on Form 10-K for the fiscal year ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) we, J. Eric Pike, Chairman of the Board of Directors, Chief Executive Officer and President of the Company, and Mark Castaneda, Chief Financial Officer, Secretary, Chief Accounting Officer and Controller of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.
/s/ J. Eric Pike

J. Eric Pike
President and Chief Executive Officer
September 28, 2005
/s/ Mark Castaneda

Mark Castaneda
Chief Financial Officer and Controller
September 28, 2005